UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 9, 2020

AMCOR PLC

(Exact Name of Registrant as Specified in its Charter)

Jersey (Channel Islands)	001-38932	98-1455367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom

(Address of principal executive offices)

BS30 8XP

(Zip Code)

Registrant’s telephone number, including area code: +44 117 9753200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Part I

Supplementary Financial Information

Amcor plc (the “Company”) is filing this Current Report on Form 8-K (this 8-K) to update the consolidated financial statements of the Company and its subsidiaries included in its Annual Report on Form 10-K (the “2019 FY 10-K”) and in its Quarterly Reports on Form 10-Q that have been filed subsequent to the 2019 FY 10-K (the “Q1 and Q2 2020 10-Qs”) only for the purpose of (i) adding, in new footnotes to the notes to those financial statements, condensed consolidating financial information pursuant to Rule 3-10 of Regulation S-X regarding the Company and certain subsidiary issuers and subsidiary guarantors of senior unsecured notes guaranteed and to be guaranteed by the Company and (ii) reflecting related updates to the reports of the independent registered public accounting firms included in the 2019 FY 10-K. In connection with this update, the Company is also re-filing with this 8-K the financial statement schedule appearing under the caption “Schedule II – Valuation and Qualifying Accounts and Reserves” in the 2019 FY 10-K, without any changes thereto. That financial statement schedule is included as part of Exhibit 99.1 to this 8-K.

Except with respect to the updates noted above, the consolidated financial statements of the Company and its subsidiaries included in the 2019 FY 10-K and the Q1 and Q2 2020 10-Qs are the same as the updated versions filed with this 8-K.

Pro Forma Financial Information

The Company is also filing this 8-K to provide unaudited pro forma condensed combined statement of income of the Company for the year ended June 30, 2019 that gives effect to the previously announced business combination (the “Merger”) pursuant to which Bemis Company, Inc. and Amcor Pty Ltd (formerly known as Amcor Limited) were acquired by and became wholly-owned subsidiaries of the Company in a stock-for-stock transaction on June 11, 2019. The pro forma condensed combined statement of income gives effect to the Merger as if it had taken place on July 1, 2018.

General

The Company is providing the financial information referred to above so that it may be incorporated by reference in a registration statement on Form S-1 being filed today by the Company and certain of its subsidiaries in connection with offers by certain of the Company’s subsidiary issuers to exchange certain privately-placed senior unsecured notes guaranteed by the Company and certain of its subsidiaries for corresponding notes registered under the Securities Act of 1933, as amended.

This 8-K should be read in conjunction with the 2019 FY 10-K and the Q1 and Q2 2020 10-Qs.

Part II

Supplemental Risk Factor

The Company is supplementing the risk factors set out under “Item 1A. Risk Factors” in the 2019 FY 10-K with the additional risk factor set out below. The risk factor below should be read in conjunction with the risk factors set out in the 2019 FY 10-K. Other factors not presently known to the Company or that the Company presently believes are not material could also affect the business operations and financial results of the Company and its subsidiaries.

Our business and operations may be adversely affected by the recent 2019 Novel Coronavirus (COVID-19) outbreak or other similar outbreaks.

Any outbreaks of contagious diseases, including the recent outbreak of the coronavirus that was first detected in Wuhan, China in December 2019, and other adverse public health developments in countries where we operate could have a material and adverse effect on our business, financial condition and results of operations. These effects could include disruptions or restrictions on our employees’ ability to travel, as well as temporary closures of our facilities or the facilities of our customers, suppliers, or other vendors in our supply chain. In addition, the coronavirus may result in a widespread health crisis that could adversely affect the economies and financial markets of many countries, resulting in an economic downturn that could affect demand for our end customers’ products. Any of these events, which may result in disruptions to our supply chain or customer demand, could materially and adversely affect our business and our financial results. The extent to which the coronavirus will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the disease, the duration of the outbreak, the actions that may be taken by various governmental authorities in response to the outbreak and the possible impact on the Chinese or global economy. As a result, at the time of this filing, it is impossible to predict the overall impact of the coronavirus on our business and financial results.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statement of income of the Company for the year ended June 30, 2019 with respect to the Merger, which is filed as Exhibit 99.4 to this 8-K, is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers AG.
23.2	Consent of PricewaterhouseCoopers.
99.1	Part II, Item 8. Financial Statements and Supplementary Data, of the Company’s Annual Report on Form 10-K for the year ended June 30, 2019, and “Schedule II - Valuation and Qualifying Accounts and Reserves” in the Company’s Annual Report on Form 10-K for the year ended June 30, 2019.
99.2	Part 1, Item 1. Financial Statements, of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.
99.3	Part 1, Item 1. Financial Statements, of the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2019.
99.4	Unaudited Pro Forma Condensed Combined Statement of Income of the Company for the year ended June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

By:	/s/ Damien Clayton
	Name:	Damien Clayton
	Title:	Company Secretary

Dated: March 9, 2020

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